UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-21916
Oppenheimer SMA Core Bond Fund
(Exact name of registrant as specified in charter)
6803 South Tucson Way, Centennial, Colorado 80112-3924
(Address of principal executive offices) (Zip code)
Robert G. Zack, Esq.
OppenheimerFunds, Inc.
Two World Financial Center, New York, New York 10281-1008
(Name and address of agent for service)
Registrant’s telephone number, including area code: (303) 768-3200
Date of fiscal year end:  December 31
Date of reporting period:  12/31/2008

Item 1.  Reports to Stockholders.

December 31, 2008

Oppenheimer

SMA Core Bond Fund

Management Commentaries and Annual Report

MANAGEMENT COMMENTARIES

Market Recap and Outlook

Listing of Top Holdings

ANNUAL REPORT

Fund Performance Discussion

Listing of Investments

Financial Statements

OppenheimerFunds®

The Right Way to Invest

December 31, 2008 Management Commentaries and Annual Report MANAGEMENTCOMMENTRIES Market Recap and Outlook Listing of Top Holdings ANNUALREPORT Fund Performance Discussion Listing of Investments Financial Statements

TOP HOLDINGS AND ALLOCATIONS

Credit Allocation
Agency	42.7%
AAA	27.5
AA	2.2
A	7.5
BBB	3.1
BB	0.9
B	0.9
CCC	0.1
CC	0.5
Other Securities	14.6
Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2008, and are based on the total market value of investments. Average credit quality and ratings include securities rated by a national rating organization. As of that date, no securities held by the Fund were rated lower than CC.

Corporate Bonds & Notes—Top Ten Industries
Diversified Financial Services	6.9%
Commercial Banks	3.7
Insurance	3.6
Automobiles	2.0
Hotels, Restaurants & Leisure	1.3
Oil, Gas & Consumable Fuels	1.3
Capital Markets	1.0
Multiline Retail	0.8
Electric Utilities	0.5
Food & Staples Retailing	0.4
Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2008, and are based on net assets.
8 | OPPENHEIMER SMA CORE BOND FUND

FUND PERFORMANCE DISCUSSION
How has the Fund performed? Below is a discussion by OppenheimerFunds, Inc., of the Fund’s performance during its fiscal year ended December 31, 2008, followed by a graphical comparison of the Fund’s performance to appropriate broad-based market indices.
Management’s Discussion of Fund Performance. For the fiscal year ended December 31, 2008, Oppenheimer SMA Core Bond Fund delivered a return of –37.52%, compared to the Barclay’s Capital Aggregate Bond Index, a performance benchmark used by the Fund, which returned 5.24%. While several factors contributed to these very disappointing results, we believe the most significant factors influencing Fund performance for this reporting period were the volatility of the markets for fixed-income securities throughout 2008 and, later in the period, the Fund’s investments in the high-quality commercial mortgage-backed securities (CMBSs) sector and long-maturity fixed-income securities of highly-rated financial institutions.
     In the wake of the continuing mortgage crisis and ensuing global economic downturn, financial markets in general experienced extreme volatility and steep declines during the 12-month reporting period. In particular, the fixed-income markets were subject to high volatility, price declines and lack of liquidity, as were the fixed-income securities and derivative investments based on such securities in which the Fund invested. We believe that even highly-rated mortgage securities suffered declines because of their association by investors with the residential mortgage market, and that market concerns about sub-prime mortgages, and expected default rates in CMBS, affected the prices of higher quality CMBS. This marked a sharp dislocation between security prices and investment fundamentals as to those securities for such higher quality CMBS.
     Similarly as major banks experienced balance sheet impairments and government officials scrambled to assemble bailout programs, nearly all debt associated with the financial sector dropped sharply in value, affecting even highly rated corporate debt. This occurred despite the fact that the U.S. government became a senior debt-holder of many struggling financial companies. In such an environment, and particularly after Lehman Brothers collapsed into bankruptcy in September 2008, many investors, engaged in panic selling. This led to a situation in which the prices of most non-Treasury fixed-income securities, or “spread products,” detached from their underlying fundamentals, meaning that a security’s price had little correlation to its true, underlying value. As investors sought protection in U.S. Treasury securities, the volatility in the corporate debt market created a backdrop in which even the highest-rated assets were battered, including the Fund’s investments in high quality CMBSs, non-agency residential mortgage-backed securities (MBSs) and longer-maturity investment grade financial bonds, which we had believed to be fundamentally sound.
9 | OPPENHEIMER SMA CORE BOND FUND

FUND PERFORMANCE DISCUSSION
     At the time the reporting period began, the Fund held positions in highly rated CMBSs and non-agency MBSs, and long-maturity fixed income securities of highly rated financial institutions. These holdings were acquired based on our assessment that they would provide attractive relative valuation opportunities and risk adjusted return, as well as diversification. To avoid large concentrations in individual MBSs and to gain access to the CMBS asset class through an instrument that was broader based and better diversified with respect to geography and property type than individual CMBS, we had pursued CMBS exposure through total return swaps using several CMBS Index securities. In addition, the CMBS Index investments we made were (and are) senior in the capital structure, which means that investors who purchased bonds subordinate to the ones purchased by the Fund would absorb losses from any defaults before the Fund did. The non-agency MBSs we purchased were backed by prime rate, residential jumbo mortgages from highly rated borrowers, not sub-prime borrowers. Additionally, the yield advantage over agency debt was considerable and, we believed, offered a better relative value opportunity than traditional agency mortgage-backed securities. Finally, we saw the opportunity to hold positions in financials due to the higher current yields they offered, and our analysis that the deleveraging process that banks were undergoing would improve their balance sheets.
     By the spring of 2008, we saw even more potential value in these three areas and continued to build out our positions. After JPMorgan Chase and the Federal Reserve Board intervened to rescue Bear Stearns, the credit markets rallied markedly during the second quarter and performance in the Fund improved, which we believed validated our investment thesis and instilled confidence about our allocation decisions.
     However, as the second half of 2008 began, domestic economic conditions worsened, a global recession loomed and investor panic spread. Three primary performance factors emerged. First, there was an unprecedented and unanticipated widening of credit spreads of mortgage-backed securities over Treasury securities, which accelerated during the month of November, and had a negative impact on the Fund’s positions in total return swaps in the CMBS sector. Second, the historical correlation between highly rated securities and Treasuries and investor behavior in past economic crises did not occur in this one. Accordingly, amidst the difficult financial conditions, in a flight to quality, investors flocked to U.S. Treasury securities and not to highly-rated non-Treasury securities, such as the ones the Fund held, which also contributed to the Fund’s poor performance. Third, liquidity virtually disappeared as the markets in mortgage-related instruments effectively shut down. Rather than continuing to expand their positions, traditional financial intermediaries began aggressively shrinking their balance sheets, severely limiting the ability of the Fund’s portfolio team to either scale back or hedge away portfolio holdings that detracted from performance, which had a very
10 | OPPENHEIMER SMA CORE BOND FUND

negative impact on performance. These events contributed to the Fund’s negative performance and the significant decline in the Fund’s net asset value during the period (and especially in the fourth quarter). Within the challenging constraints of the limited liquidity in the market, we moved to adjust the Fund’s positions in total return swaps in the CMBS sector, and to seek liquidity to position the Fund to deal with the effect of ongoing volatility.
     A less significant, yet still negative, influence on the Fund’s returns came from certain investments within the Fund’s short-maturity, high-yield bond holdings in which we obtained mixed results. A large portion of our holdings in this area performed well, maturing as expected and experiencing no defaults. However, the Fund’s performance was hurt by credit default swaps it had entered into in various sectors (such as the financial and auto-related sectors). Our investments in high-yield debt of auto-related companies and auto-financing entities severely detracted from the Fund’s returns. Much like the financial sector, many issuers associated with the beleaguered auto industry in 2008 struggled to stay afloat, so our investments in those credits—albeit small—suffered declines significant enough to hurt the Fund’s performance.
     We continue to assess the changing market conditions and seek to position the Fund to deal with the effects of ongoing market volatility.
Comparing the Fund’s Performance to the Market. The graph that follows shows the performance of a hypothetical $10,000 investment in the Fund held until December 31, 2008. Performance is measured from inception of the Fund on July 23, 2007. The Fund’s performance reflects the reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.
     The Fund’s performance is compared to the performance of the Barclays Capital Aggregate Bond Index (formerly the “Lehman Brothers Aggregate Bond Index”), a broad-based index of government agencies and corporate debt, the Citigroup Broad Investment Grade (“Citigroup BIG”) Index, an index of investment grade corporate and U.S. government bonds, and the Barclays Capital Credit Index (formerly the “Lehman Brothers Credit Index”), an index of non-convertible U.S. investment grade corporate bonds. Indices are unmanaged and cannot be purchased directly by investors. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund’s performance reflects the effects of the Fund’s business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments in the indices.
11 | OPPENHEIMER SMA CORE BOND FUND

FUND PERFORMANCE DISCUSSION
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the data quoted. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. For performance data current to the most recent month end, you may contact your adviser or the “wrap-fee” program sponsor.
     Shares of the Fund may be purchased only by or on behalf of separately managed account clients (“wrap-fee” accounts) who have retained OFI Private Investments Inc. or certain of its affiliates (individually or collectively referred to as “OFI PI”), to manage their accounts pursuant to an investment management agreement with OFI PI and/or a managed account program sponsor as part of a “wrap-fee” program. Investors in the “wrap-fee” programs pay a “wrap-fee” to the sponsor of the program. The Fund’s total returns do not include the charges associated with the “wrap-fee” program. Such performance would have been lower if such charges were taken into account. See page 13 for further information.
12 | OPPENHEIMER SMA CORE BOND FUND

NOTES
Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns shown do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.
Investors should consider the Fund’s investment objectives, risks, and other charges and expenses carefully before investing. The Fund’s prospectus contains this and other information about the Fund, and may be obtained by contacting your adviser or the “wrap-free” program sponsor. Read the prospectus carefully before investing.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Shares of the Fund commenced operations on 7/23/07.
An explanation of the calculation of performance is in the Fund’s Statement of Additional Information.
13 | OPPENHEIMER SMA CORE BOND FUND

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2008.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio, and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing
14 | OPPENHEIMER SMA CORE BOND FUND

ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
	July 1, 2008	December 31, 2008	December 31, 2008

Actual
	$1,000.00	$630.20	$0.00
Hypothetical
(5% return before expenses)
	1,000.00	1,025.14	0.00
Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended December 31, 2008 are as follows:

Expense Ratio
0.00%
The expense ratio reflects reduction to custodian expenses and contractual waivers or reimbursements of expenses by the Fund’s Manager. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
15 | OPPENHEIMER SMA CORE BOND FUND

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16 | OPPENHEIMER SMA CORE BOND FUND

STATEMENT OF INVESTMENTS December 31, 2008

	Principal
	Amount	Value

Asset-Backed Securities—4.2%
Capital One Prime Auto Receivables Trust, Automobile Asset-Backed Certificates, Series 2005-1, Cl. A4, 1.215%, 4/15/11[1]	$163,246	$158,491
Countrywide Home Loans, Asset-Backed Certificates, Series 2005-11, Cl. AF2, 4.657%, 2/25/36	10,705	10,547
Harley-Davidson Motorcycle Trust, Motorcycle Receivable Nts., Series 2007-3, Cl. A3, 1.545%, 6/15/12[1]	260,000	248,889
Option One Mortgage Loan Trust, Asset-Backed Certificates, Series 2006-2, Cl. 2A2, 0.571%, 7/1/36[1]	107,553	94,777
RASC Series 2006-KS7 Trust, Home Equity Mtg. Asset-Backed Pass-Through Certificates, Series 2006-KS7, Cl. A2, 0.571%, 9/25/36[1]	108,087	98,344
Structured Asset Investment Loan Trust, Mtg. Pass-Through Certificates, Series 2006-BNC3, Cl. A2, 0.511%, 9/25/36[1]	22,373	20,945

Total Asset-Backed Securities (Cost $664,296)		631,993

Mortgage-Backed Obligations—99.0%
Government Agency—62.6%
FHLMC/FNMA/Sponsored—62.4%
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 2351, Cl. PZ, 6.50%, 8/15/31	554,348	582,875
Series 2538, Cl. F, 1.795%, 12/15/32[1,2]	165,398	158,947
Series 2592, Cl. F, 1.945%, 12/15/32[1]	191,955	184,630
Series 2750, Cl. XG, 5%, 2/1/34	200,000	206,855
Series 2890, Cl. PE, 5%, 11/1/34	200,000	205,347
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 202, Cl. IO, (6.238)%, 4/1/29[3]	195,458	27,267
Series 2527, Cl. SG, 31.829%, 2/15/32[3]	42,176	2,702
Series 2531, Cl. ST, 35.211%, 2/15/30[3]	48,394	3,144
Series 2989, Cl. TS, 77.854%, 6/15/25[3]	789,536	58,214
Federal National Mortgage Assn.:
4.50%, 1/1/22[4]	792,000	809,573
5%, 1/1/24-1/1/39[4]	1,867,000	1,910,361
5.50%, 1/1/24-1/1/39[4]	1,395,000	1,431,030
6%, 1/1/24-1/1/39[4]	1,821,000	1,878,226
6.50%, 1/1/39[4]	789,000	819,451
Federal National Mortgage Assn., Gtd. Real Estate Mtg. Investment Conduit Pass-Through Certificates:
Trust 2001-74, Cl. QE, 6%, 12/25/31	415,227	430,004
Trust 2003-130, Cl. CS, 13.158%, 12/25/33[1]	105,286	105,792
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Trust 2002-60, Cl. SM, 42.196%, 8/25/32[3]	56,450	5,867
Trust 2002-7, Cl. SK, 43.229%, 1/25/32[3]	21,421	2,275
Trust 2002-77, Cl. BS, 32.358%, 12/18/32[3]	33,838	4,493
F1 | OPPENHEIMER SMA CORE BOND FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

FHLMC/FNMA/Sponsored Continued
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security: Continued
Trust 2002-77, Cl. JS, 31.551%, 12/18/32[3]	$57,585	$7,656
Trust 2002-77, Cl. SA, 32.813%, 12/18/32[3]	54,440	7,102
Trust 2002-90, Cl. SN, 43.761%, 8/25/32[3]	29,212	3,144
Trust 2002-90, Cl. SY, 45.592%, 9/25/32[3]	14,147	1,499
Trust 2003-26, Cl. XS, 78.477%, 3/25/23[3]	919,587	73,905
Trust 2003-52, Cl. NS, 63.973%, 6/25/23[3]	327,713	28,671
Trust 2003-89, Cl. XS, 20.272%, 11/25/32[3]	78,270	6,115
Trust 2006-43, Cl. SJ, 49.312%, 6/25/36[3]	459,322	55,694
Trust 2543, Cl. UB, 99.999%, 11/15/21[3]	485,149	29,795
Trust 302, Cl. 2, (9.691)%, 6/1/29[3]	53,277	7,537
Trust 333, Cl. 2, (12.058)%, 4/1/33[3]	183,725	22,470
Trust 334, Cl. 3, 13.538%, 7/1/33[3]	33,637	3,774
Trust 338, Cl. 2, (13.036)%, 7/1/33[3]	251,394	30,342
Trust 339, Cl. 12, 13.466%, 7/1/33[3]	70,149	9,010
Trust 339, Cl. 8, 12.211%, 8/1/33[3]	17,959	2,015
Trust 342, Cl. 2, (6.399)%, 9/1/33[3]	43,441	6,212
Trust 343, Cl. 13, 12.001%, 9/1/33[3]	57,366	6,067
Trust 343, Cl. 18, 14.18%, 5/1/34[3]	27,783	3,895
Trust 346, Cl. 2, (12.874)%, 12/1/33[3]	263,502	31,654
Trust 351, Cl. 10, 14.256%, 4/1/34[3]	31,227	3,384
Trust 351, Cl. 11, 12.86%, 11/1/34[3]	17,803	1,977
Trust 351, Cl. 8, 12.789%, 4/1/34[3]	49,521	5,365
Trust 351, Cl. 9, 11.821%, 10/1/34[3]	632,708	69,464
Trust 354, Cl. 2, (15.51)%, 11/1/34[3]	217,453	25,457
Trust 355, Cl. 7, 9.047%, 11/1/33[3]	17,348	2,262
Trust 356, Cl. 10, 13.15%, 6/1/35[3]	52,487	5,763
Trust 356, Cl. 12, 13.355%, 2/1/35[3]	22,469	2,429
Trust 356, Cl. 6, 13.305%, 12/1/33[3]	24,797	2,706
Trust 364, Cl. 16, 14.77%, 9/1/35[3]	72,566	11,541

		9,293,958

GNMA/Guaranteed—0.2%
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security, Series 2006-47, Cl. SA, 50.356%, 8/16/36[3]	252,883	30,317

Non-Agency—36.4%
Commercial—16.4%
Banc of America Commercial Mortgage, Inc., Commercial Mtg. Pass-Through Certificates, Series 2006-1, Cl. AM, 5.421%, 9/1/45	240,000	123,008
Citigroup Commercial Mortgage Trust 2008-C7, Commercial Mtg. Pass-Through Certificates, Series 2008-C7, Cl. AM, 6.096%, 12/1/49[1]	120,000	56,707
Citigroup/Deutsche Bank 2007-CD4 Commercial Mortgage Trust, Commercial Mtg. Pass-Through Certificates, Series 2007-CD4, Cl. A2B, 5.205%, 12/11/49	260,000	216,292
F2 | OPPENHEIMER SMA CORE BOND FUND

	Principal
	Amount	Value

Commercial Continued
CitiMortgage Alternative Loan Trust 2006-A5, Real Estate Mtg. Investment Conduit Pass-Through Certificates:
Series 2006-A5, Cl. 1A1, 0.871%, 10/25/36[1]	$168,278	$72,744
Series 2006-A5, Cl. 1A13, 0.921%, 10/25/36[1]	80,481	32,882
Credit Suisse First Boston Mortgage Securities Corp., Commercial Mtg. Pass-Through Certificates, Series 2006-C1, Cl. A2, 5.512%, 2/15/39	160,000	143,402
CWABS, Inc. Asset-Backed Certificates Trust 2006-8, Asset-Backed Certificates, Series 2006-8, Cl.2A1, 0.501%, 1/25/46[1]	5,472	5,416
CWALT Alternative Loan Trust 2006-HY13, Mtg. Pass-Through Certificates, Series 2006-HY13, Cl. 3A1, 5.97%, 1/1/47[1]	82,361	54,786
First Horizon Alternative Mortgage Securities Trust 2004-FA2, Mtg. Pass-Through Certificates, Series 2004-FA2, Cl. 3A1, 6%, 1/25/35	42,580	31,131
Greenwich Capital Commercial Funding Corp., Commercial Mtg. Pass-Through Certificates, Series 2007-GG9, Cl. A2, 5.381%, 3/10/39	330,000	261,039
JPMorgan Chase Commercial Mortgage Securities Corp., Commercial Mtg. Pass-Through Certificates:
Series 2005-LDP4, Cl. AM, 4.999%, 10/1/42	60,000	35,450
Series 2008-C2, Cl. A4, 6.068%, 2/1/51	220,000	156,575
JPMorgan Chase Commercial Mortgage Securities Trust, Commercial Mtg. Pass-Through Certificates:
Series 2007-LD11, Cl. A2, 5.804%, 6/15/49[1]	35,000	26,862
Series 2007-LD12, Cl. A2, 5.827%, 2/15/51	250,000	195,665
Series 2007-LDPX, Cl. A2S, 5.305%, 1/15/49	330,000	260,873
LB-UBS Commercial Mortgage Trust 2006-C1, Commercial Mtg. Pass-Through Certificates:
Series 2006-C1, Cl. A2, 5.084%, 2/11/31	185,000	161,563
Series 2006-C1, Cl. AM, 5.217%, 2/11/31[1]	140,000	70,635
Merrill Lynch Mortgage Investors Trust 2005-A9, Mtg. Asset-Backed Certificates, Series 2005-A9, Cl. 4A1, 5.492%, 12/1/35[1]	91,986	60,161
Merrill Lynch/Countrywide Commercial Mortgage Trust 2007-9, Commercial Mtg. Pass-Through Certificates, Series 2007-9, Cl. A4, 5.70%, 9/1/17	120,000	83,534
STARM Mortgage Loan Trust 2007-3, Mtg. Pass-Through Certificates, Series 2007-3, Cl. 1A1, 5.66%, 6/1/37[1,5]	213,554	106,777
Wachovia Mortgage Loan Trust LLC, Mtg. Pass-Through Certificates, Series 2007-A, Cl. 1A1, 5.981%, 3/1/37[1]	32,493	17,529
WaMu Mortgage Pass-Through Certificates 2006-AR8 Trust, Mtg. Pass-Through Certificates, Series 2006-AR8, Cl. 1A4, 5.871%, 8/1/46[1]	213,583	118,893
WaMu Mortgage Pass-Through Certificates 2007-HY1 Trust, Mtg. Pass-Through Certificates, Series 2007-HY1, Cl. 1A2, 5.706%, 2/25/37[1,5]	47,664	10,963
WaMu Mortgage Pass-Through Certificates 2007-HY3 Trust, Mtg. Pass-Through Certificates, Series 2007-HY3, Cl. 2A2, 5.668%, 3/1/37[1]	120,050	31,028
WaMu Mortgage Pass-Through Certificates 2007-HY4 Trust, Mtg. Pass-Through Certificates, Series 2007-HY4, Cl. 5A1, 5.548%, 11/1/36[1]	46,882	30,808
F3 | OPPENHEIMER SMA CORE BOND FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Commercial Continued
WaMu Mortgage Pass-Through Certificates 2007-HY5 Trust, Mtg. Pass-Through Certificates, Series 2007-HY5, Cl. 2A3, 5.647%, 5/1/37[1]	$49,843	$31,873
Wells Fargo Mortgage-Backed Securities 2004-EE Trust, Mtg. Pass-Through Certificates, Series 2004-EE, Cl. 3A2, 4.388%, 12/1/34[1]	50,223	37,974
Wells Fargo Mortgage-Backed Securities 2004-U Trust, Mtg. Pass-Through Certificates, Series 2004-U, Cl. A1, 5.245%, 10/1/34[1]	9,553	8,156

		2,442,726

Manufactured Housing—1.6%
Wells Fargo Mortgage-Backed Securities 2006-AR12 Trust, Mtg. Pass-Through Certificates, Series 2006-AR12, Cl. 2A1, 6.099%, 9/25/36[1]	173,369	111,449
Wells Fargo Mortgage-Backed Securities 2006-AR2 Trust, Mtg. Pass-Through Certificates, Series 2006-AR2, Cl. 2A5, 5.093%, 3/25/36[1]	207,738	129,313

		240,762

Multifamily—7.3%
Banc of America Mortgage Securities, Inc., Mtg. Pass-Through Certificates, Series 2003-E, Cl. 2A2, 4.71%, 6/25/33[1]	94,087	74,365
Bear Stearns ARM Trust 2006-4, Mtg. Pass-Through Certificates, Series 2006-4, Cl. 2A1, 5.779%, 10/25/36[1]	81,066	39,207
CHL Mortgage Pass-Through Trust 2003-46, Mtg. Pass-Through Certificates, Series 2003-46, Cl. 1A2, 5.15%, 1/19/34[1]	79,020	66,648
CHL Mortgage Pass-Through Trust 2005-HYB1, Mtg. Pass-Through Certificates, Series 2005-HYB1, Cl. 1A2, 4.982%, 3/25/35[1]	147,108	92,103
Citigroup Mortgage Loan Trust, Inc. 2006-AR5, Asset-Backed Pass-Through Certificates, Series 2006-AR5, Cl. 1A3A, 5.89%, 7/25/36[1]	73,326	38,449
CWALT Alternative Loan Trust 2005-85CB, Mtg. Pass-Through Certificates, Series 2005-85CB, Cl. 2A3, 5.50%, 2/25/36	110,000	84,277
GMAC Mortgage Corp. Loan Trust, Mtg. Pass-Through Certificates:
Series 2004-J4, Cl. A7, 5.50%, 9/25/34	100,000	79,947
Series 2005-AR4, Cl. 2A1, 5.295%, 7/19/35[1]	147,871	107,014
GSR Mortgage Loan Trust 2005-AR7, Mtg. Pass-Through Certificates, Series 2005-AR7, Cl. 3A1, 5.14%, 11/25/35[1]	240,793	152,348
Merrill Lynch Mortgage Investors Trust 2007-2, Mtg. Pass-Through Certificates, Series 2007-2, Cl. 2A1, 5.972%, 6/25/37[1]	179,494	125,759
Wells Fargo Mortgage-Backed Securities 2004-AA Trust, Mtg. Pass-Through Certificates, Series 2004-AA, Cl. 2A, 4.992%, 12/25/34[1]	47,175	36,525
Wells Fargo Mortgage-Backed Securities 2004-S Trust, Mtg. Pass-Through Certificates, Series 2004-S, Cl. A1, 3.742%, 9/25/34[1]	38,069	27,861
Wells Fargo Mortgage-Backed Securities 2006-AR10 Trust, Mtg. Pass-Through Certificates:
Series 2006-AR10, Cl. 2A1, 5.628%, 7/25/36[1]	76,664	41,068
Series 2006-AR10, Cl. 4A1, 5.557%, 7/25/36[1]	103,305	67,759
F4 | OPPENHEIMER SMA CORE BOND FUND

	Principal
	Amount	Value

Multifamily Continued
Wells Fargo Mortgage-Backed Securities 2006-AR2 Trust, Mtg. Pass-Through Certificates, Series 2006-AR2, Cl. 2A6, 5.093%, 3/25/36[1]	$42,980	$11,975
Wells Fargo Mortgage-Backed Securities 2006-AR6 Trust, Mtg. Pass-Through Certificates, Series 2006-AR6, Cl. 3A1, 5.093%, 3/25/36[1]	50,193	36,049

		1,081,354

Residential—11.1%
Bank of America Alternative Loan Trust, Mtg. Pass-Through Certificates, Series 2003-1, Cl. A6, 6%, 2/1/33	77,585	71,968
CWALT Alternative Loan Trust 2004-24CB, Mtg. Pass-Through Certificates, Series 2004-24CB, Cl. 1A1, 6%, 11/1/34	84,959	74,868
CWALT Alternative Loan Trust 2004-28CB, Mtg. Pass-Through Certificates, Series 2004-28CB, Cl. 3A1, 6%, 1/1/35	67,633	46,078
CWALT Alternative Loan Trust 2005-18CB, Mtg. Pass-Through Certificates, Series 2005-18CB, Cl. A8, 5.50%, 5/25/36	140,000	103,460
CWALT Alternative Loan Trust 2005-21CB, Mtg. Pass-Through Certificates, Series 2005-21CB, Cl. A7, 5.50%, 6/1/35	77,060	54,327
CWALT Alternative Loan Trust 2006-41CB, Mtg. Pass-Through Certificates, Series 2006-41CB, Cl. 1A10, 6%, 1/1/37	227,793	130,262
GSR Mortgage Loan Trust 2007-AR1, Mtg. Pass-Through Certificates, Series 2007-AR1, Cl. 4A1, 5.826%, 3/1/37[1,5]	116,090	58,045
JP Morgan Mortgage Trust 2006-A2, Mtg. Pass-Through Certificates, Series 2006-A2, Cl. 5A3, 5.138%, 11/1/33[1]	161,519	125,448
LB-UBS Commercial Mortgage Trust 2007-C7, Commercial Mtg. Pass-Through Certificates, Series 2007-C7, Cl. AM, 6.166%, 9/11/45[1]	80,000	37,844
Merrill Lynch Mortgage Investors Trust 2005-A1, Mtg. Asset-Backed Certificates, Series 2005-A1, Cl. 2A1, 4.54%, 12/25/34[1]	25,462	15,320
Morgan Stanley Mortgage Loan Trust 2006-AR, Mtg. Pass-Through Certificates, Series 2006-AR, Cl. 5A3, 5.416%, 6/25/36[1]	70,000	48,516
RALI Series 2004-QS10 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2004-QS10, Cl. A3, 0.971%, 7/25/34[1]	39,247	33,054
STARM Mortgage Loan Trust 2007-S1, Mtg. Pass-Through Certificates, Series 2007-S1, Cl. 3A1, 5.01%, 8/1/22[1,5]	236,537	153,749
WaMu Mortgage Pass-Through Certificates 2003-AR9 Trust, Mtg. Pass-Through Certificates, Series 2003-AR9, Cl. 2A, 4.491%, 9/25/33[1]	58,947	50,833
WaMu Mortgage Pass-Through Certificates 2005-AR14 Trust, Mtg. Pass-Through Certificates, Series 2005-AR14, Cl. 1A1, 5.048%, 12/1/35[1]	122,161	98,504
WaMu Mortgage Pass-Through Certificates 2006-AR12 Trust, Mtg. Pass-Through Certificates, Series 2006-AR12, Cl. 2A1, 5.75%, 10/25/36[1]	210,299	119,223
WaMu Mortgage Pass-Through Certificates 2006-AR8 Trust, Mtg. Pass-Through Certificates, Series 2006-AR8, Cl. 2A1, 6.127%, 8/25/36[1]	195,443	130,009
WaMu Mortgage Pass-Through Certificates 2007-HY2 Trust, Mtg. Pass-Through Certificates, Series 2007-HY2, Cl. 2A1, 6.615%, 11/1/36[1]	33,408	19,072
F5 | OPPENHEIMER SMA CORE BOND FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Residential Continued
Wells Fargo Mortgage-Backed Securities 2003-6 Trust, Mtg. Pass-Through Certificates, Series 2003-6, Cl. 1A1, 5%, 6/25/18	$75,460	$73,777
Wells Fargo Mortgage-Backed Securities 2004-EE Trust, Mtg. Pass-Through Certificates, Series 2004-EE, Cl. 3A1, 4.388%, 12/1/34[1]	20,926	16,312
Wells Fargo Mortgage-Backed Securities 2004-R Trust, Mtg. Pass-Through Certificates, Series 2004-R, Cl. 2A1, 4.368%, 9/1/34[1]	18,095	12,954
Wells Fargo Mortgage-Backed Securities 2006-AR10 Trust, Mtg. Pass-Through Certificates:
Series 2006-AR10, Cl. 5A3, 5.594%, 7/1/36[1]	38,963	22,208
Series 2006-AR10, Cl. 5A6, 5.594%, 7/1/36[1]	206,626	113,957
Wells Fargo Mortgage-Backed Securities 2006-AR13 Trust, Mtg. Pass-Through Certificates, Series 2006-AR13, Cl. A5, 5.75%, 9/1/36[1,5]	88,669	24,827
Wells Fargo Mortgage-Backed Securities 2006-AR5 Trust, Mtg. Pass-Through Certificates, Series 2006-AR5, Cl. 2A2, 5.545%, 4/1/36[1,5]	93,528	24,317

		1,658,932

Total Mortgage-Backed Obligations (Cost $17,328,629)		14,748,049

Corporate Bonds and Notes—22.1%
Consumer Discretionary—4.3%
Automobiles—2.0%
Ford Motor Credit Co., 9.75% Sr. Unsec. Nts., 9/15/10	230,000	184,064
General Motors Acceptance Corp., 8% Bonds, 11/1/31	190,000	111,371

		295,435

Hotels, Restaurants & Leisure—1.3%
MGM Mirage, Inc., 6% Sr. Sec. Nts., 10/1/09	145,000	139,200
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 6.625% Nts., 12/1/14	75,000	57,000

		196,200

Media—0.2%
Clear Channel Communications, Inc., 6.25% Nts., 3/15/11	80,000	24,400
Multiline Retail—0.8%
Macy’s Retail Holdings, Inc., 4.80% Sr. Nts., 7/15/09	123,000	116,598
Consumer Staples—0.4%
Food & Staples Retailing—0.4%
Albertson’s, Inc., 8% Sr. Unsec. Debs., 5/1/31	100,000	60,500
Energy—1.3%
Oil, Gas & Consumable Fuels—1.3%
Buckeye Partners LP, 4.625% Sr. Nts., 7/15/13	45,000	38,296
Energy Transfer Partners LP, 5.65% Sr. Unsec. Unsub. Nts., 8/1/12	25,000	22,337
F6 | OPPENHEIMER SMA CORE BOND FUND

	Principal
	Amount	Value

Oil, Gas & Consumable Fuels Continued
TEPPCO Partners LP, 6.125% Nts., 2/1/13	$30,000	$26,714
Valero Logistics Operations LP, 6.05% Nts., 3/15/13	120,000	102,801

		190,148

Financials—15.2%
Capital Markets—1.0%
Goldman Sachs Capital, Inc. (The), 6.345% Sub. Bonds, 2/15/34	215,000	156,423
Lehman Brothers Holdings, Inc., 7.50% Sub. Nts., 5/11/38[6]	435,000	44

		156,467

Commercial Banks—3.7%
Barclays Bank plc, 6.278% Perpetual Bonds[7]	340,000	196,816
HBOS plc, 6.413% Sub. Perpetual Bonds, Series A7,8	400,000	155,386
HSBC Finance Capital Trust IX, 5.911% Nts., 11/30/35[1]	340,000	142,416
Popular North America, Inc., 4.70% Nts., 6/30/09	60,000	58,649

		553,267

Diversified Financial Services—6.9%
Bank of America Corp.:
8% Unsec. Perpetual Bonds, Series K7	180,000	129,658
8.125% Perpetual Bonds, Series M7	30,000	22,478
Capmark Financial Group, Inc.:
3.038% Sr. Unsec. Nts., 5/10/10[1]	75,000	38,286
5.875% Sr. Unsec. Nts., 5/10/12	200,000	68,238
Citigroup, Inc.:
8.30% Jr. Sub. Bonds, 12/21/57[1]	250,000	193,244
8.40% Perpetual Bonds, Series E7	105,000	69,462
JPMorgan Chase & Co., 7.90% Perpetual Bonds, Series 1[7]	195,000	162,635
Merrill Lynch & Co., Inc., 7.75% Jr. Sub. Bonds, 5/14/38	310,000	342,569

		1,026,570

Insurance—3.6%
American International Group, Inc., 6.25% Jr. Sub. Bonds, 3/15/37	100,000	37,435
Axa SA, 6.379% Sub. Perpetual Bonds[7,8]	300,000	134,436
MetLife, Inc., 6.40% Jr. Unsec. Sub. Bonds, 12/15/36[1]	270,000	162,374
Prudential Holdings LLC, 8.695% Bonds, Series C, 12/18/23[8]	100,000	96,566
Prudential Insurance Co. of America, 8.30% Nts., 7/1/25[8]	150,000	101,360

		532,171
F7 | OPPENHEIMER SMA CORE BOND FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Information Technology—0.4%
Computers & Peripherals—0.4%
NCR Corp., 7.125% Sr. Unsec. Unsub. Nts., 6/15/09	$60,000	$60,182
Utilities—0.5%
Electric Utilities—0.5%
Monongahela Power Co., 7.36% Unsec. Nts., Series A, 1/15/10	50,000	48,962
Westar Energy, Inc., 7.125% Sr. Unsec. Nts., 8/1/09	25,000	24,898

		73,860

Total Corporate Bonds and Notes (Cost $5,061,603)		3,285,798

	Shares

Investment Company—21.4%
Oppenheimer Institutional Money Market Fund, Cl. E, 1.96%[9,10] (Cost $3,188,146)	3,188,146	3,188,146
Total Investments, at Value (Cost $26,242,674)	146.7%	21,853,986
Liabilities in Excess of Other Assets	(46.7)	(6,956,166)

Net Assets	100.0%	$14,897,820

Industry classifications are unaudited.
Footnotes to Statement of Investments

1.	Represents the current interest rate for a variable or increasing rate security.

2.	All or a portion of the security is held in collateralized accounts to cover initial margin requirements on open futures contracts. The aggregate market value of such securities is $158,947. See Note 5 of accompanying Notes.

3.	Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $601,184 or 4.04% of the Fund’s net assets as of December 31, 2008.

4.	When-issued security or delayed delivery to be delivered and settled after December 31, 2008. See Note 1 of accompanying Notes.

5.	Illiquid security. The aggregate value of illiquid securities as of December 31, 2008 was $378,678, which represents 2.54% of the Fund’s net assets. See Note 7 of accompanying Notes.

6.	Issue is in default. See Note 1 of accompanying Notes.

7.	This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

8.	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $487,748 or 3.27% of the Fund’s net assets as of December 31, 2008.
F8 | OPPENHEIMER SMA CORE BOND FUND

9.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended December 31, 2008, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	December 31, 2007	Additions	Reductions	December 31, 2008

Oppenheimer Institutional Money Market Fund, Cl. E	2,086,864	19,769,079	18,667,797	3,188,146

	Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E	$3,188,146	$41,894

10.	Rate shown is the 7-day yield as of December 31, 2008.
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1) Level 1—quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange).
2) Level 2—inputs other than quoted prices that are observable for the asset (such as quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3) Level 3—unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset).
The market value of the Fund’s investments was determined based on the following inputs as of December 31, 2008:

	Investments in	Other Financial
Valuation Description	Securities	Instruments*

Level 1—Quoted Prices	$3,188,146	$(46,968)
Level 2—Other Significant Observable Inputs	18,665,840	(147,429)
Level 3—Significant Unobservable Inputs	—	—

Total	$21,853,986	$(194,397)

*	Other financial instruments include options written, currency contracts, futures, forwards and swap contracts. Currency contracts and forwards are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options written and swaps are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation techniques, if any, during the reporting period.
Futures Contracts as of December 31, 2008 are as follows:

					Unrealized
		Number of	Expiration		Appreciation
Contract Description	Buy	Contracts	Date	Value	(Depreciation)

U.S. Treasury Bonds, 10 yr.	Buy	2	3/20/09	$251,500	$(751)
U.S. Treasury Bonds, 20 yr.	Buy	13	3/20/09	1,794,609	79,736

					$78,985

F9 | OPPENHEIMER SMA CORE BOND FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
Credit Default Swaps as of December 31, 2008 are as follows:

						Upfront
		Buy/Sell	Notional	Pay/		Payment
Swap		Credit	Amount	Receive	Termination	Received/
Reference Entity	Counterparty	Protection	(000’s)	Fixed Rate	Date	(Paid)	Value

ABX.HE.AA. 06-2 Index:
	Barclays Bank plc	Sell	$90	0.170%	5/25/46	$69,626	$(79,042)
	Deutsche Bank AG	Sell	30	0.170	5/25/46	3,600	(26,347)
	Morgan Stanley Capital Services, Inc.	Sell	40	0.170	5/25/46	4,000	(35,130)

		Total	160			77,226	(140,519)
American International Group, Inc.:
	Barclays Bank plc	Sell	40	3.000	3/20/09	—	(234)
	Barclays Bank plc	Sell	40	4.000	3/20/09	—	(138)
	Barclays Bank plc	Sell	25	5.350	3/20/09	—	(5)
	Deutsche Bank AG	Sell	255	1.650	3/20/09	—	(2,325)
	Deutsche Bank AG	Sell	55	4.000	3/20/09	—	(190)
	Morgan Stanley Capital Services, Inc.	Sell	30	4.000	3/20/09	—	(103)

		Total	445			—	(2,995)
Cemex SAB de CV	Deutsche Bank AG	Sell	40	2.000	3/20/09	—	(585)

		Total	40			—	(585)
Centex Corp.:
	Barclays Bank plc	Sell	30	4.650	9/20/09	—	(40)
	Deutsche Bank AG	Sell	100	1.550	9/20/09	—	(2,394)

		Total	130			—	(2,434)
CIT Group, Inc.	Barclays Bank plc	Sell	20	10.500	6/20/09	—	264

		Total	20			—	264
CMBX.AAA.4 Index:
	Barclays Bank plc	Buy	85	0.350	2/17/51	(21,042)	25,897
	Deutsche Bank AG	Buy	50	0.350	2/17/51	(14,852)	15,234

		Total	135			(35,894)	41,131
Energy Future Holdings Corp.:
	Credit Suisse International	Sell	20	5.910	12/20/12	—	(5,489)
	Credit Suisse International	Sell	20	6.050	12/20/12	—	(5,425)
	Credit Suisse International	Sell	25	6.000	12/20/12	—	(6,810)

		Total	65			—	(17,724)
Ford Motor Co.:
	Deutsche Bank AG	Sell	105	5.000	12/20/18	56,700	(74,159)
	Morgan Stanley Capital Services, Inc.	Sell	190	6.050	12/20/17	—	(126,627)

		Total	295			56,700	(200,786)
F10 | OPPENHEIMER SMA CORE BOND FUND

Credit Default Swaps Continued

						Upfront
		Buy/Sell	Notional	Pay/		Payment
Swap		Credit	Amount	Receive	Termination	Received/
Reference Entity	Counterparty	Protection	(000’s)	Fixed Rate	Date	(Paid)	Value

General Electric Capital Corp.:
	Barclays Bank plc	Sell	$55	8.000%	12/20/09	$—	$1,620
	Barclays Bank plc	Sell	85	5.750	12/20/09	—	665
	Credit Suisse International	Sell	50	8.000	12/20/09	—	1,473

		Total	190			—	3,758
General Motors Corp.:
	Deutsche Bank AG	Sell	60	5.000	12/20/18	40,200	(47,503)
	Morgan Stanley Capital Services, Inc.	Sell	130	5.050	12/20/17	—	(103,683)

		Total	190			40,200	(151,186)
Goldman Sachs Group, Inc. (The):
	Barclays Bank plc	Sell	80	5.750	12/20/09	—	1,630
	Deutsche Bank AG	Sell	80	5.500	12/20/09	—	1,436
	Deutsche Bank AG	Sell	60	5.450	12/20/09	—	1,048

		Total	220			—	4,114
Hartford Financial Services Group, Inc.	Morgan Stanley Capital Services, Inc.	Sell	40	2.400	3/20/09	—	(400)

		Total	40			—	(400)
HCP, Inc.	Barclays Bank plc	Sell	60	4.600	3/20/09	—	69

		Total	60			—	69
Idearc, Inc.	Credit Suisse International	Sell	10	5.000	12/20/09	2,050	(7,234)

		Total	10			2,050	(7,234)
Inco Ltd.	Deutsche Bank AG	Buy	125	0.660	9/20/17	—	21,126

		Total	125			—	21,126
iStar Financial, Inc.:
	Barclays Bank plc	Sell	70	4.400	12/20/12	—	(37,952)
	Credit Suisse International	Sell	25	4.000	12/20/12	—	(13,617)
	Credit Suisse International	Sell	25	12.000	3/20/09	—	(2,734)
	Deutsche Bank AG	Sell	10	4.320	12/20/12	—	(5,427)
	Deutsche Bank AG	Sell	60	12.000	3/20/09	—	(6,561)

		Total	190			—	(66,291)
J.C. Penney Co., Inc.:
	Morgan Stanley Capital Services, Inc.	Sell	60	1.070	12/20/17	—	(11,687)
	Morgan Stanley Capital Services, Inc.	Sell	70	1.300	12/20/17	—	(12,637)

		Total	130			—	(24,324)
F11 | OPPENHEIMER SMA CORE BOND FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
Credit Default Swaps Continued

						Upfront
		Buy/Sell	Notional	Pay/		Payment
Swap		Credit	Amount	Receive	Termination	Received/
Reference Entity	Counterparty	Protection	(000’s)	Fixed Rate	Date	(Paid)	Value

Jones Apparel Group, Inc.:
	Deutsche Bank AG	Buy	$40	2.635%	6/20/18	$—	$8,934
	Morgan Stanley Capital Services, Inc.	Buy	80	2.970	6/20/18	—	16,411

		Total	120			—	25,345

	Deutsche Bank AG	Sell	40	2.720	6/20/13	—	(7,933)
	Morgan Stanley Capital Services, Inc.	Sell	80	3.200	6/20/13	—	(14,634)

		Total	120			—	(22,567)
Kohl’s Corp.:
	Barclays Bank plc	Buy	35	1.180	6/20/18	—	3,125
	Barclays Bank plc	Buy	40	1.040	6/20/18	—	3,978
	Deutsche Bank AG	Buy	40	1.300	6/20/18	—	3,222
	Morgan Stanley Capital Services, Inc.	Buy	90	0.660	12/20/17	—	10,979
	Morgan Stanley Capital Services, Inc.	Buy	105	0.870	12/20/17	—	11,266

		Total	310			—	32,570

	Barclays Bank plc	Sell	35	1.080	6/20/13	—	(2,355)
	Barclays Bank plc	Sell	40	0.900	6/20/13	—	(2,976)
	Deutsche Bank AG	Sell	40	1.180	6/20/13	—	(2,533)

		Total	115			—	(7,864)
Liz Claiborne, Inc.:
	Morgan Stanley Capital Services, Inc.	Buy	75	2.900	6/20/18	—	23,222

		Total	75			—	23,222

	Deutsche Bank AG	Sell	150	3.250	6/20/09	—	(4,404)
	Morgan Stanley Capital Services, Inc.	Sell	75	3.100	6/20/13	—	(19,908)

		Total	225			—	(24,312)
Louisiana-Pacific Corp.	Morgan Stanley Capital Services, Inc.	Sell	80	6.250	9/20/09	—	(6,836)

		Total	80			—	(6,836)
Merrill Lynch & Co., Inc.:
	Barclays Bank plc	Sell	155	4.150	9/20/09	—	207
	Credit Suisse International	Sell	80	4.150	9/20/09	—	107

		Total	235			—	314
F12 | OPPENHEIMER SMA CORE BOND FUND

Credit Default Swaps Continued

						Upfront
		Buy/Sell	Notional	Pay/		Payment
Swap		Credit	Amount	Receive	Termination	Received/
Reference Entity	Counterparty	Protection	(000’s)	Fixed Rate	Date	(Paid)	Value

Morgan Stanley	Credit Suisse International	Sell	$110	7.800%	12/20/13	$—	$16,453

		Total	110			—	16,453
Prudential Financial, Inc.	Deutsche Bank AG	Sell	95	2.050	6/20/09	—	(3,033)

		Total	95			—	(3,033)
Pulte Homes, Inc.	Credit Suisse International	Sell	150	3.450	9/20/09	—	564

		Total	150			—	564
Reliant Energy, Inc.:
	Credit Suisse International	Sell	40	9.000	12/20/09	—	(1,004)
	Credit Suisse International	Sell	45	9.000	12/20/09	—	(1,129)

		Total	85			—	(2,133)
RH Donnelley Corp.:
	Goldman Sachs Bank USA	Sell	85	9.000	3/20/09	—	(3,665)
	Morgan Stanley Capital Services, Inc.	Sell	5	5.000	12/20/09	450	(1,756)

		Total	90			450	(5,421)
Rite Aid Corp.	Credit Suisse International	Sell	30	7.500	3/20/09	—	(1,535)

		Total	30			—	(1,535)
Sprint Nextel Corp.	Credit Suisse International	Sell	370	2.550	3/20/09	—	(8,462)

		Total	370			—	(8,462)
Temple-Inland, Inc.	Deutsche Bank AG	Sell	20	3.000	9/20/09	—	(1,189)

		Total	20			—	(1,189)
Tribune Co.:
	Credit Suisse International	Sell	5	5.000	1/16/09	1,600	(4,688)
	Credit Suisse International	Sell	25	5.000	1/16/09	8,750	(23,441)
	Credit Suisse International	Sell	35	5.000	1/16/09	13,650	(32,817)
	Credit Suisse International	Sell	5	5.000	1/16/09	1,100	(4,688)
	Credit Suisse International	Sell	40	5.000	1/16/09	9,200	(37,505)

		Total	110			34,300	(103,139)
Univision Communications, Inc.:
	Credit Suisse International	Sell	5	14.600	3/20/09	—	(361)
	Morgan Stanley Capital Services, Inc.	Sell	40	5.000	12/20/09	5,200	(13,736)
	Morgan Stanley Capital Services, Inc.	Sell	45	5.000	12/20/09	3,150	(15,454)

		Total	90			8,350	(29,551)
Vale Overseas	Credit Suisse International	Sell	125	1.270	8/20/17	—	(15,487)

		Total	125			—	(15,487)
F13 | OPPENHEIMER SMA CORE BOND FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
Credit Default Swaps Continued

						Upfront
		Buy/Sell	Notional	Pay/		Payment
Swap		Credit	Amount	Receive	Termination	Received/
Reference Entity	Counterparty	Protection	(000’s)	Fixed Rate	Date	(Paid)	Value

Vornado Realty LP:
	Credit Suisse International	Sell	$40	3.600%	3/20/09	$—	$(348)
	Deutsche Bank AG	Sell	80	3.875	6/20/09	—	(641)

		Total	120			—	(989)
XL Capital Ltd.:
	Barclays Bank plc	Sell	85	3.550	9/20/09	—	(6,308)
	Deutsche Bank AG	Sell	100	3.550	9/20/09	—	(7,422)

		Total	185			—	(13,730)

	Grand Total Buys		765			(35,894)	143,394
	Grand Total Sells		4,540			219,276	(835,190)

			Total Credit Default Swaps			$183,382	$(691,796)

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

Type of Reference	Potential Payments
Asset on which	for Selling Credit		Reference
the Fund Sold	Protection	Amount	Asset Rating
Protection	(Undiscounted)	Recoverable*	Range**

Asset-Backed Indexes	$160,000	$—	AA
Single Name Corporate Debt	2,340,000	115,000	AAA to BBB-
Single Name Corporate Debt	2,040,000	195,000	BB+ to D

Total	$4,540,000	$310,000

*	Amounts recoverable includes potential payments from related purchased protection for instances where the Fund is the seller of protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

**	The reference asset security rating, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential payment by the Fund if the reference asset experiences a credit event as of period end.
Interest Rate Swap Contracts as of December 31, 2008 are as follows:

	Notional
Reference Entity/	Amount	Paid by	Received by	Termination
Swap Counterparty	(000’s)	the Fund	the Fund	Date	Value

USD BBA LIBOR:
			Three-Month
Credit Suisse International	$800	4.145%	USD BBA LIBOR	10/29/16	$(103,663)
			Three-Month
Goldman Sachs Group, Inc. (The)	2,000	2.820	USD BBA LIBOR	10/29/10	(45,607)
			Three-Month
Goldman Sachs Group, Inc. (The)	500	2.765	USD BBA LIBOR	11/3/10	(11,280)
F14 | OPPENHEIMER SMA CORE BOND FUND

Interest Rate Swap Contracts Continued

	Notional
Reference Entity/	Amount	Paid by	Received by	Termination
Swap Counterparty	(000’s)	the Fund	the Fund	Date	Value

USD BBA LIBOR: Continued
Goldman Sachs Group, Inc. (The)	$200	4.323%	Three-Month USD BBA LIBOR	11/3/16	$(28,642)
Goldman Sachs Group, Inc. (The)	1,000	2.233	Three-Month USD BBA LIBOR	11/20/10	(14,288)

Total where Fund pays a fixed rate	4,500				(203,480)

Credit Suisse International	280	Three-Month USD BBA LIBOR	5.428%	8/7/17	71,562
Credit Suisse International	800	Three-Month USD BBA LIBOR	2.815	12/4/16	26,682
Deutsche Bank AG	230	Three-Month USD BBA LIBOR	5.445	8/8/17	59,125
Goldman Sachs Group, Inc. (The)	1,200	Three-Month USD BBA LIBOR	2.823	12/4/16	40,685

Total where Fund pays a variable rate	2,510				198,054

			Total Interest Rate Swaps		$(5,426)

Abbreviation is as follows:
BBA LIBOR      British Bankers’ Association London-Interbank Offered Rate
Total Return Swap Contracts as of December 31, 2008 are as follows:

	Notional
Reference Entity/	Amount	Paid by	Received by	Termination
Swap Counterparty	(000’s)	the Fund	the Fund	Date	Value

Banc of America Securities LLC AAA 10 yr. CMBS Daily Index*:
Goldman Sachs Group, Inc. (The)	$1,730	A	D	3/31/09	$372,656
Goldman Sachs Group, Inc. (The)	1,480	B	C	1/31/09	(351,611)

			Reference Entity Total		21,045
Barclays Capital U.S. CMBS AAA Index*:
Morgan Stanley	400	A	D	2/1/09	43,753
Morgan Stanley	800	A	D	3/1/09	87,665

			Reference Entity Total		131,418
Barclays Capital U.S. CMBS AAA 8.5+ Index*:
Goldman Sachs Group, Inc. (The)	600	A	D	3/1/09	102,447
Goldman Sachs Group, Inc. (The)	380	A	D	3/1/09	64,730
Goldman Sachs Group, Inc. (The)	440	A	D	2/1/09	75,128
Morgan Stanley	30	A	D	2/1/09	5,051
Morgan Stanley	240	A	D	2/1/09	40,842
Morgan Stanley	430	A	D	2/1/09	73,513
F15 | OPPENHEIMER SMA CORE BOND FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
Total Return Swap Contracts Continued

	Notional
Reference Entity/	Amount	Paid by	Received by	Termination
Swap Counterparty	(000’s)	the Fund	the Fund	Date	Value

Barclays Capital U.S. CMBS AAA 8.5+ Index*: Continued
Morgan Stanley	$210	A	D	2/1/09	$35,619

			Reference Entity Total		397,330

		Total of Total Return Swaps			$549,793

*	The CMBS Indexes are representative indexes of segments of the commercial mortgage backed securities market. These indexes are measured by movements in the credit spreads of the underlying holdings. As the credit market perceives an improvement in the credit quality of an Index’s underlying holdings and reduced probability of default, the spread of an index narrows. As the credit market perceives a decrease in credit quality and an increased probability of default on an Index’s underlying holdings, the spread widens.
Abbreviation is as follows:
CMBS     Commercial Mortgage Backed Securities
A — The Fund makes periodic payments when credit spreads, as represented by the Reference Entity, widen.
B — The Fund makes periodic payments when credit spreads, as represented by the Reference Entity, narrow.
C — The Fund receives periodic payments when credit spreads, as represented by the Reference Enitiy, widen.
D — The Fund receives periodic payments when credit spreads, as represented by the Reference Enitiy, narrow.
The following table aggregates, as of period end, the amount receivable from/(payable to) each counterparty with whom the Portfolio has entered into a swap agreement. Swaps are individually disclosed in the preceding tables.
Swap Summary as of December 31, 2008 is as follows:

		Notional
	Swap Type from	Amount
Swap Counterparty	Fund Perspective	(000’s)	Value

Barclays Bank plc:
	Credit Default Buy Protection	$160	$33,000
	Credit Default Sell Protection	910	(124,595)

			(91,595)
Credit Suisse International:
	Credit Default Sell Protection	1,280	(154,177)
	Interest Rate	1,880	(5,419)

			(159,596)
Deutsche Bank AG:
	Credit Default Buy Protection	255	48,516
	Credit Default Sell Protection	1,380	(190,162)
	Interest Rate	230	59,125

			(82,521)
Goldman Sachs Bank USA	Credit Default Sell Protection	85	(3,665)
Goldman Sachs Group, Inc. (The):
	Interest Rate	4,900	(59,132)
	Total Return	4,630	263,350

			204,218
F16 | OPPENHEIMER SMA CORE BOND FUND

Swap Summary Continued

		Notional
	Swap Type from	Amount
Swap Counterparty	Fund Perspective	(000’s)	Value

Morgan Stanley Capital Services, Inc.:
	Credit Default Buy Protection	$350	$61,878
	Credit Default Sell Protection	885	(362,591)

			(300,713)
Morgan Stanley	Total Return	2,110	286,443

		Total Swaps	$(147,429)

See accompanying Notes to Financial Statements.
F17 | OPPENHEIMER SMA CORE BOND FUND

STATEMENT OF ASSETS AND LIABILITIES December 31, 2008

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $23,054,528)	$18,665,840
Affiliated companies (cost $3,188,146)	3,188,146

21,853,986
Cash	58,761
Swaps, at value (upfront payment paid $35,894)	1,268,388
Receivables and other assets:
Interest and dividends	135,213
Investments sold	49,741
Shares of beneficial interest sold	15,000
Terminated investment contracts	10,608
Other	3,312

Total assets	23,395,009

Liabilities
Swaps, at value (upfront payment received $219,276)	1,415,817
Payables and other liabilities:
Investments purchased (including $6,776,673 purchased on a when-issued or delayed delivery basis)	6,924,998
Terminated investment contracts	62,060
Futures margins	46,968
Shareholder communications	4,338
Trustees’ compensation	309
Shares of beneficial interest redeemed	156
Other	42,543

Total liabilities	8,497,189

Net Assets	$14,897,820

Composition of Net Assets
Par value of shares of beneficial interest	$2,524
Additional paid-in capital	20,585,141
Accumulated net investment loss	(50,498)
Accumulated net realized loss on investments	(1,365,597)
Net unrealized depreciation on investments	(4,273,750)

Net Assets—applicable to 2,524,128 shares of beneficial interest outstanding	$14,897,820

Net Asset Value, Redemption Price Per Share and Offering Price Per Share	$5.90
See accompanying Notes to Financial Statements.
F18 | OPPENHEIMER SMA CORE BOND FUND

STATEMENT OF OPERATIONS For the Year Ended December 31, 2008

Investment Income
Interest	$1,473,638
Fee income	85,423
Dividends from affiliated companies	41,894

Total investment income	1,600,955

Expenses
Management fees	78,696
Legal, auditing and other professional fees	59,465
Shareholder communications	24,565
Trustees’ compensation	534
Custodian fees and expenses	229
Other	3,625

Total expenses	167,114
Less reduction to custodian expenses	(189)
Less waivers and reimbursements of expenses	(166,391)

Net expenses	534

Net Investment Income	1,600,421

Realized and Unrealized Gain (Loss)
Net realized loss on:
Investments from unaffiliated companies	(509,854)
Closing and expiration of futures contracts	(183,903)
Short positions	(2,056)
Swap contracts	(5,483,041)

Net realized loss	(6,178,854)
Net change in unrealized appreciation (depreciation) on:
Investments	(4,743,098)
Futures contracts	100,813
Short positions	2,331
Swap contracts	92,716

Net change in unrealized depreciation	(4,547,238)

Net Decrease in Net Assets Resulting from Operations	$(9,125,671)

See accompanying Notes to Financial Statements.
F19 | OPPENHEIMER SMA CORE BOND FUND

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended December 31,	2008	2007[1]

Operations
Net investment income	$1,600,421	$641,850
Net realized gain (loss)	(6,178,854)	234,160
Net change in unrealized appreciation (depreciation)	(4,547,238)	273,488

Net increase (decrease) in net assets resulting from operations	(9,125,671)	1,149,498

Dividends and/or Distributions to Shareholders
Dividends from net investment income	(42,218)	(642,334)
Tax return of capital distribution from net investment income	(1,557,720)	—
Distributions from net realized gain	—	(80,012)

Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions	58,774	25,037,503

Net Assets
Total increase (decrease)	(10,666,835)	25,464,655
Beginning of period	25,564,655	100,000[2]

End of period (including accumulated net investment income (loss) of $(50,498) and $93,035, respectively)	$14,897,820	$25,564,655

1.	For the period from July 23, 2007 (commencement of operations) to December 31, 2007.

2.	The Fund sold 10,000 shares at a value of $100,000 to the Manager upon seeding of the Fund on May 14, 2007.
See accompanying Notes to Financial Statements.
F20 | OPPENHEIMER SMA CORE BOND FUND

FINANCIAL HIGHLIGHTS

Year Ended December 31,	2008	2007[1]

Per Share Operating Data
Net asset value, beginning of period	$10.17	$10.00

Income (loss) from investment operations:
Net investment income[2]	.64	.26
Net realized and unrealized gain (loss)	(4.27)	.20

Total from investment operations	(3.63)	.46

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.02)	(.26)
Tax return of capital distribution from net investment income	(.62)	—
Distributions from net realized gain	—	(.03)

Total dividends and/or distributions to shareholders	(.64)	(.29)

Net asset value, end of period	$5.90	$10.17

Total Return, at Net Asset Value[3]	(37.52)%	4.61%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$14,898	$25,565

Average net assets (in thousands)	$22,456	$25,034

Ratios to average net assets:[4]
Net investment income	7.13%	5.78%
Total expenses	0.74%	0.77%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.00%[5]	0.00%[5]

Portfolio turnover rate[6]	45%	48%

1.	For the period from July 23, 2007 (commencement of operations) to December 31, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Less than 0.005%.

6.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended December 31, 2008	$57,958,428	$51,597,178
Period Ended December 31, 2007	$21,170,290	$20,971,756
See accompanying Notes to Financial Statements.
F21 | OPPENHEIMER SMA CORE BOND FUND

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer SMA Core Bond Fund (the “Fund”) is a registered investment company organized as a Massachusetts Business Trust. The Fund is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. The Fund’s primary objective is to seek total return by investing mainly in debt instruments. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     Shares of the Fund may be purchased only by or on behalf of separately managed account clients (“wrap-fee” accounts) who have retained OFI Private Investments Inc. or certain of its affiliates (individually or collectively referred to as “OFI PI”), to manage their accounts pursuant to an investment management agreement with OFI PI and/or a managed account program sponsor as part of a “wrap-fee” program. As of December 31, 2008, 100% of the shares were owned by the Manager and its affiliates.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Effective for fiscal periods beginning after November 15, 2007, FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements, establishes a hierarchy for measuring fair value of assets and liabilities. As required by the standard, each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1”, inputs other than quoted prices for an asset that are observable are classified as “Level 2” and unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3”. The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using quoted market prices, when available, as supplied primarily either by portfolio pricing services approved by the Board of Trustees or dealers. These securities are typically classified within Level 1 or 2; however, they may be designated as Level 3 if the dealer or portfolio pricing service values a security through an internal model with significant unobservable market data inputs.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal
F22 | OPPENHEIMER SMA CORE BOND FUND

exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities are valued at the mean between the “bid” and “asked” prices.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. These securities are typically designated as Level 2.
     In the absence of a readily available quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     Fair valued securities may be classified as “Level 3” if the valuation primarily reflects the Manager’s own assumptions about the inputs that market participants would use in valuing such securities.
     There have been no significant changes to the fair valuation methodologies during the period.
Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their
F23 | OPPENHEIMER SMA CORE BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund maintains internally designated assets with a market value equal to or greater than the amount of its purchase commitments. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase. As of December 31, 2008, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed
Delivery Basis Transactions

Purchased securities	$6,776,673
The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.
     Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; counterparty credit risk. To assure its future payment of the purchase price, the Fund maintains internally designated assets with a market value equal to or greater than the payment obligation under the roll.
Securities Sold Short. The Fund may short sell when-issued securities for future settlement. The value of the open short position is recorded as a liability, and the Fund records an unrealized gain or loss for the change in value of the open short position. The Fund records a realized gain or loss when the short position is closed out.
Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of December 31, 2008, securities with an aggregate market value of $44, representing less than 0.005% of the Fund’s net assets, were in default.
F24 | OPPENHEIMER SMA CORE BOND FUND

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. The Fund’s investment in IMMF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee.
Investments With Off-Balance Sheet Market Risk. The Fund enters into financial instrument transactions (such as swaps, futures, options and other derivatives) that may have off-balance sheet market risk. Off-balance sheet market risk exists when the maximum potential loss on a particular financial instrument is greater than the value of such financial instrument, as reflected in the Fund’s Statement of Assets and Liabilities.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Depreciation Based on
Cost of Securities and
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2,3,4]	Tax Purposes

$—	$—	$1,346,014	$4,343,652
F25 | OPPENHEIMER SMA CORE BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued

1.  As of December 31, 2008, the Fund had $759,967 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of December 31, 2008, details of the capital loss carryforward were as follows:

Expiring

2016	$759,967
2.  As of December 31, 2008, the Fund had $586,047 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2017.
3. During the fiscal year ended December 31, 2008, the Fund did not utilize any capital loss carryforward.
4. During the fiscal year ended December 31, 2007, the Fund did not utilize any capital loss carryforward.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for December 31, 2008. Net assets of the Fund were unaffected by the reclassifications.

	Reduction to	Reduction to
	Accumulated Net	Accumulated Net
Reduction to	Investment	Realized Loss
Paid-in Capital	Income	on Investments

$4,608,612	$144,016	$4,752,628
The tax character of distributions paid during the year ended December 31, 2008 and period ended December 31, 2007 was as follows:

	Year Ended	Period Ended
	December 31, 2008	December 31, 2007

Distributions paid from:
Ordinary income	$42,218	$642,334
Long-term capital gain	—	80,012
Return of capital	1,557,720	—

Total	$1,599,938	$722,346

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2008 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.
F26 | OPPENHEIMER SMA CORE BOND FUND

Federal tax cost of securities	$26,187,457
Federal tax cost of other investments	1,908,862

Total federal tax cost	$28,096,319

Gross unrealized appreciation	$1,727,334
Gross unrealized depreciation	(6,070,986)

Net unrealized depreciation	$(4,343,652)

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
F27 | OPPENHEIMER SMA CORE BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

	Year Ended December 31, 2008		Period Ended December 31, 2007[1,2]
	Shares	Amount	Shares	Amount

Sold	10,398	$58,759	2,503,728	$25,037,500
Dividends and/or distributions reinvested	278	2,372	104	1,055
Redeemed	(276)	(2,357)	(104)	(1,052)

Net increase	10,400	$58,774	2,503,728	$25,037,503

1. For the period from July 23, 2007 (commencement of operations) to December 31, 2007.
2. The Fund sold 10,000 shares at a value of $100,000 to the Manager upon seeding of the Fund on May 14, 2007.
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in Oppenheimer Institutional Money Market Fund and OFI Liquid Assets Fund, LLC, for the year ended December 31, 2008, were as follows:

	Purchases	Sales

Investment securities	$6,551,885	$12,785,018
U.S. government and government agency obligations	—	91,953
To Be Announced (TBA) mortgage-related securities	57,958,428	51,597,178
F28 | OPPENHEIMER SMA CORE BOND FUND

4. Fees and Other Transactions with Affiliates
Management Fees. The Manager has contractually agreed to waive the entire amount of its advisory fee, which is 0.35% of the average net assets, and the Fund does not pay any other fee for the Manager’s services. A portion of the “wrap-fee” that investors pay to the “wrap-fee” program sponsor may be attributed to the management of the Fund.
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended December 31, 2008, the Fund paid no fees to OFS for services to the Fund.
Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive all Management Fees and pay or reimburse all expenses of the Fund, except extraordinary expenses, transfer agent fees and fees paid to the independent Trustees. This agreement has no fixed term. Investors should be aware that even though the Fund does not pay any fees or expenses to the Manager, investors will pay a “wrap fee” to their program sponsor. During the year ended December 31, 2008, the Manager waived management fees in the amount of $78,696 and reimbursed expenses in the amount of $87,695.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.
5. Futures Contracts
A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.
     Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.
     Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.
     Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.
F29 | OPPENHEIMER SMA CORE BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued
5. Futures Contracts Continued
     Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.
6. Swap Contracts
The Fund may enter into privately negotiated agreements with a counterparty to exchange or “swap” payments at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). The swap agreement will specify the “notional” amount of the asset or non-asset reference to which the contract relates. As derivative contracts, swaps typically do not have an associated cost at contract inception. At initiation, contract terms are typically set at market value such that the value of the swap is $0. If a counterparty specifies terms that would result in the contract having a value other than $0 at initiation, one counterparty will pay the other an upfront payment to equalize the contract. Subsequent changes in market value are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. Contract types may include credit default, interest rate, total return, and currency swaps.
     Swaps are marked to market daily using quotations primarily from pricing services, counterparties or brokers. Swap contracts are reported on a schedule following the Statement of Investments. The value of the contracts is separately disclosed on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) is comprised of the change in the valuation of the swap combined with the accrued interest due to (owed by) the Fund at termination or settlement. The net change in this amount during the period is included on the Statement of Operations. Any payment received or paid to initiate a contract is recorded as a cost of the swap in the Statement of Assets and Liabilities and as a component of unrealized gain or loss on the Statement of Operations until contract termination; upon contract termination, this amount is recorded as realized gain or loss on the Statement of Operations. Excluding amounts paid at contract initiation as described above, the Fund also records any periodic payments received from (paid to) the counterparty, including at termination, as realized gain (loss) on the Statement of Operations.
     Risks of entering into swap contracts include credit, market and liquidity risk. Credit risk arises from the possibility that the counterparty fails to make a payment when due or otherwise defaults under the terms of the contract. If the counterparty defaults, the Fund’s loss will consist of the net amount of contractual payments that the Fund has not yet received. Market risk is the risk that the value of the contract will depreciate due to unfavorable changes in the performance of the asset or non-asset reference. Liquidity risk is the risk that the Fund may be unable to close the contract prior to its termination.

Credit Default Swap Contracts. A credit default swap is a bilateral contract that enables an investor to buy or sell protection on a debt security against a defined-issuer credit
F30 | OPPENHEIMER SMA CORE BOND FUND

event, such as the issuer’s failure to make timely payments of interest or principal on the debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a single security or a basket of securities (the “reference asset”).
     The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of debt securities underlying the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.
     The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.
     If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the reference asset less the market value of the reference asset. Upon exercise of the contract the difference between the value of the underlying reference asset and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations.
     Risks of credit default swaps include credit, market and liquidity risk. Additional risks include but are not limited to: the cost of paying for credit protection if there are no credit events or the cost of selling protection when a credit event occurs (paying the notional amount to the protection buyer); and pricing transparency when assessing the value of a credit default swap.
     As of the period end, the Fund has sold credit protection through credit default swaps to gain exposure to the credit risk of individual securities and/or indexes that are either unavailable or considered to be less attractively priced in the bond market. The Fund has also engaged in pairs trades by purchasing protection through a credit default swap referenced to the debt of an issuer, and simultaneously selling protection through a credit default swap referenced to the debt of a different issuer with the intent to realize gains from the pricing differences of the two issuers who are expected to have similar market risks. Pairs trades attempt to gain exposure to credit risk while hedging or offsetting the effects of overall market movements. In addition, the Fund has engaged in spread curve trades by simultaneously purchasing and selling protection through credit default swaps referenced to the same issuer but with different maturities. Spread curve trades attempt to gain exposure to credit risk on a forward basis by realizing gains on the expected differences in spreads.
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NOTES TO FINANCIAL STATEMENTS Continued
6. Swap Contracts Continued
Interest Rate Swap Contracts. An interest rate swap is an agreement between counter-parties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified interest rate while the other is typically a fixed interest rate.
     Risks of interest rate swaps include credit, market and liquidity risk. Additional risks include but are not limited to, interest rate risk. There is a risk, based on future movements of interest rates that the payments made by the Fund under a swap agreement will be greater than the payments it received.
Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate or index) and the other on the total return of a reference asset (such as a security or a basket of securities). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.
     Risks of total return swaps include credit, market and liquidity risk.
7. Illiquid Securities
As of December 31, 2008, investments in securities included issues that are illiquid. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. The Fund will not invest more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with an applicable footnote on the Statement of Investments.
8. Recent Accounting Pronouncement
In March 2008, the Financial Accounting Standards Board (“FASB”) issued Statement on Financial Accounting Standards (“SFAS”) No. 161, Disclosures about Derivative Instruments and Hedging Activities. This standard requires enhanced disclosures about derivative and hedging activities, including qualitative disclosures about how and why the Fund uses derivative instruments, how these activities are accounted for, and their effect on the Fund’s financial position, financial performance and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of SFAS No. 161 and its impact on the Fund’s financial statements and related disclosures.
F32 | OPPENHEIMER SMA CORE BOND FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of Oppenheimer SMA Core Bond Fund:
We have audited the accompanying statement of assets and liabilities of Oppenheimer SMA Core Bond Fund, including the statement of investments, as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year then ended and the period July 23, 2007 (commencement of operations) to December 31, 2007. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer SMA Core Bond Fund as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and the period July 23, 2007 (commencement of operations) to December 31, 2007, in conformity with U.S. generally accepted accounting principles.
KPMG llp

Denver, Colorado
February 13, 2009
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F34 | OPPENHEIMER SMA CORE BOND FUND

FEDERAL INCOME TAX INFORMATION Unaudited
In early 2009, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2008. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
17 | OPPENHEIMER SMA CORE BOND FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited
Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Fund’s investment advisory agreement (the “Agreement”). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information, the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.
     The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager’s services, (ii) the investment performance of the Fund and the Manager, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.
     Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.
     Nature, Quality and Extent of Services. The Board considered information about the nature and extent of the services provided to the Fund and information regarding the Manager’s key personnel who provide such services. The Manager’s duties include providing the Fund with the services of the portfolio managers and the Manager’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Manager also provides the Fund with office space, facilities and equipment.
     The Board also considered the quality of the services provided and the quality of the Manager’s resources that are available to the Fund. The Board took account of the fact
18 | OPPENHEIMER SMA CORE BOND FUND

that the Manager has had over forty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager’s advisory, administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Manager’s key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Angelo Manioudakis, Antulio Bomfim, Geoffrey Caan, Benjamin Gord and Thomas Swaney, the portfolio managers for the Fund, and the Manager’s investment team and analysts. The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Manager’s experience, reputation, personnel, operations and resources, the Fund benefits from the services provided under the Agreement.
     Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund and the Manager, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail and institutional general bond funds. The Board noted that the Fund’s performance from inception through December 31, 2007 was better than its peer group median.
     Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The Board noted that the Manager has contractually agreed to waive all Management Fees and pay or reimburse all expenses of the Fund, except extraordinary expenses, transfer agent fees and fees paid to the independent Trustees and that this agreement has no fixed term. Investors should be aware that even though the Fund does not pay any fees or expenses to the Manager, investors will pay a “wrap fee” to their program sponsor. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and institutional general bond and multi-sector income funds with comparable asset levels and distribution features. The Board noted that the Fund’s contractual and actual management fees and total expenses were lower than its peer group median.
19 | OPPENHEIMER SMA CORE BOND FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited / Continued
     Economies of Scale and Profits Realized by the Manager. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund, whether those economies of scale benefit the Fund’s shareholders at the current level of Fund assets in relation to its management fee.
     Other Benefits to the Manager. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager’s affiliates. The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund and that maintaining the financial viability of the Manager is important in order for the Manager to continue to provide significant services to the Fund and its shareholders.
     Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.
     Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreement for another year. In arriving at this decision, the Board did not single out any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreement, including the management fee, in light of all of the surrounding circumstances.
20 | OPPENHEIMER SMA CORE BOND FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
21 | OPPENHEIMER SMA CORE BOND FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007) and Trustee (since 2006) Age: 65	General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Manager’s parent company) (since September 2004); Chairman (since August 2007) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); Treasurer and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); Member of Zurich Financial Investment Management Advisory Council (insurance) (2004-2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 64 portfolios in the OppenheimerFunds complex.

David K. Downes, Trustee (since 2007) Age: 68	Independent Chairman GSK Employee Benefit Trust (since April 2006); Director of Correctnet (since January 2006); Trustee of Employee Trusts (since January 2006); Chief Executive Officer and Board Member of CRAFund Advisors, Inc. (invest- ment management company) (since January 2004); Director of Internet Capital Group (information technology company) (since October 2003); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch & Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse & Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 64 portfolios in the OppenheimerFunds complex.

Matthew P. Fink, Trustee (since 2006) Age: 67	Trustee of the Committee for Economic Development (policy research founda- tion) (since 2005); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004). Oversees 54 portfolios in the OppenheimerFunds complex.
22 | OPPENHEIMER SMA CORE BOND FUND

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen
Phillip A. Griffiths, Trustee (since 2006) Age: 70	Fellow of the Carnegie Corporation (since 2007); Distinguished Presidential Fellow for International Affairs (since 2002) and Member (since 1979) of the National Academy of Sciences; Council on Foreign Relations (since 2002); Director of GSI Lumonics Inc. (precision technology products company) (since 2001); Senior Advisor of The Andrew W. Mellon Foundation (since 2001); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Foreign Associate of Third World Academy of Sciences; Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University (1983-1991). Oversees 54 portfolios in the OppenheimerFunds complex.

Mary F. Miller, Trustee (since 2006) Age: 66	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (since October 1998); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 54 portfolios in the OppenheimerFunds complex.

Joel W. Motley, Trustee (since 2006) Age: 56	Managing Director of Public Capital Advisors, LLC (privately held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee of the Episcopal Church of America, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee of Historic Hudson Valley. Oversees 54 portfolios in the OppenheimerFunds complex.

Russell S. Reynolds, Jr., Trustee (since 2006) Age: 77	Chairman of RSR Partners (formerly “The Directorship Search Group, Inc.”) (corporate governance consulting and executive recruiting) (since 1993); Retired CEO of Russell Reynolds Associates (executive recruiting) (October 1969-March 1993); Life Trustee of International House (non-profit educational organization); Former Trustee of The Historical Society of the Town of Greenwich; Former Director of Greenwich Hospital Association. Oversees 54 portfolios in the OppenheimerFunds complex.

Mary Ann Tynan, Trustee (since 2008) Age: 63	Vice Chair of Board of Trustees of Brigham and Woman’s Hospital (non-profit hospital) (since 2000); Chair of Board of Directors of Faulkner Hospital (non-profit hospital) (since 1990); Member of Audit and Compliance Committee of Partners Health Care System (non-profit) (since 2004); Board of Trustees of Middlesex School (educational institution) (since 1994); Board of Directors of Idealswork, Inc. (financial services provider) (since 2003); Member of Capital Campaign Committee of Island Medical Center (medical facility) (2006 to 2008); Partner, Senior Vice President and Director of Regulatory Affairs of Wellington Management Company, LLP (global investment manager) (1976 to 2002); Vice President and Corporate Secretary, John Hancock Advisers, Inc. (mutual fund investment adviser) (1970-1976). Oversees 54 portfolios in the OppenheimerFunds complex.

Joseph M. Wikler, Trustee (since 2006) Age: 67	Director of C-TASC (bio-statistics services (since 2007); Director of the following medical device companies: Medintec (since 1992) and Cathco (since 1996); Director of Lakes Environmental Association (environmental protection organization) (since 1996); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Fortis/Hartford mutual funds (1994-December 2001). Oversees 54 portfolios in the OppenheimerFunds complex.
23 | OPPENHEIMER SMA CORE BOND FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen
Peter I. Wold, Trustee (since 2006) Age: 60	President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Vice President, Secretary and Treasurer of Wold Trona Company, Inc. (soda ash processing and production) (1996-2006); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 54 portfolios in the OppenheimerFunds complex.

INTERESTED TRUSTEE AND OFFICER	The address of Mr. Murphy is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Murphy serves as a Trustee for an indefinite term, or until his resignation, retirement, death or removal and as an Officer for an indefinite term, or until his resignation, retirement, death or removal. Mr. Murphy is an interested Trustee due to his positions with OppenheimerFunds, Inc. and its affiliates.

John V. Murphy, Trustee, President and Principal Executive Officer (since 2006) Age: 59	Chairman and Director of the Manager (since June 2001); Chief Executive Officer of the Manager (June 2001-December 2008); President of the Manager (September 2000-February 2007); President and director or trustee of other Oppenheimer funds; President and Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) and of Oppenheimer Partnership Holdings, Inc. (holding company subsidiary of the Manager) (since July 2001); Director of OppenheimerFunds Distributor, Inc. (subsidiary of the Manager) (November 2001-December 2006); Chairman and Director of Shareholder Services, Inc. and of Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager) (since July 2001); President and Director of OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since July 2001); Director of the following investment advisory subsidiaries of the Manager: OFI Institutional Asset Management, Inc., Centennial Asset Management Corporation, Trinity Investment Management Corporation and Tremont Capital Management, Inc. (since November 2001), HarbourView Asset Management Corporation and OFI Private Investments, Inc. (since July 2001); President (since November 2001) and Director (since July 2001) of Oppenheimer Real Asset Management, Inc.; Executive Vice President of Massachusetts Mutual Life Insurance Company (OAC’s parent company) (since February 1997); Director of DLB Acquisition Corporation (holding company parent of Babson Capital Management LLC) (since June 1995); Chairman (since October 2007) and Member of the Investment Company Institute’s Board of Governors (since October 2003). Oversees 105 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Mr. Zack, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924; for Messrs. Bomfim, Caan, Gord and Swaney, 470 Atlantic Avenue, 11th Floor, Boston, Massachusetts 02210. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Antulio N. Bomfim, Vice President (since 2006) and Portfolio Manager (since 2007) Age: 41	Vice President of the Manager (since October 2003); Senior Economist at the Board of Governors of the Federal Reserve System (June 1992-October 2003). A portfolio manager of 11 portfolios in the OppenheimerFunds complex.
24 | OPPENHEIMER SMA CORE BOND FUND

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen
Geoffrey Caan, Vice President (since 2006) and Portfolio Manager (since 2007) Age: 39	Vice President and Portfolio Manager of the Manager (since August 2003); Vice President of ABN AMRO NA, Inc. (June 2002-August 2003); Vice President of Zurich Scudder Investments (January 1999-June 2002). A portfolio manager of 11 portfolios in the OppenheimerFunds complex.

Benjamin J. Gord, Vice President (since 2006) and Portfolio Manager (since 2007) Age: 46	Vice President of the Manager (since April 2002) of HarbourView Asset Management Corporation (since April 2002) and of OFI Institutional Asset Management, Inc. (as of June 2002); Executive Director and senior fixed income analyst at Miller Anderson & Sherrerd, a division of Morgan Stanley Investment Management (April 1992-March 2002). A portfolio manager of 11 portfolios in the OppenheimerFunds complex.

Thomas Swaney, Vice President (since 2006) and Portfolio Manager (since 2007) Age: 36	Vice President of the Manager (since April 2006); senior analyst, high grade investment team (June 2002-March 2006); senior fixed income analyst at Miller Anderson & Sherrerd, a division of Morgan Stanley Investment Management (May 1998-May 2002). A portfolio manager of 11 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2006) Age: 58	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983); Former Vice President and Director of Internal Audit of the Manager (1997- February 2004). An officer of 105 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 2006) Age: 49	Senior Vice President and Treasurer of the Manager (since March 1999); Treasurer of the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (since March 1999), OFI Private Investments, Inc. (since March 2000), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following:
OAC (since March 1999), Centennial Asset Management Corporation (March 1999-October 2003) and OppenheimerFunds Legacy Program (April 2000- June 2003). An officer of 105 portfolios in the OppenheimerFunds complex.

Robert G. Zack, Vice President and Secretary (since 2006) Age: 60	Executive Vice President (since January 2004) and General Counsel (since March 2002) of the Manager; General Counsel and Director of the Distributor (since December 2001); General Counsel of Centennial Asset Management Corporation (since December 2001); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (since December 2001); Secretary and General Counsel of OAC (since November 2001); Assistant Secretary (since September 1997) and Director (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company (since
25 | OPPENHEIMER SMA CORE BOND FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen
Robert G. Zack, Continued	November 2001); Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since November 2001); Director of OppenheimerFunds International Distributor Limited (since December 2003); Senior Vice President (May 1985-December 2003). An officer of 105 portfolios in the OppenheimerFunds complex.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers is available without charge, upon request, by calling 1.800.525.7048.
26 | OPPENHEIMER SMA CORE BOND FUND

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.
Item 3.  Audit Committee Financial Expert.
The Board of Trustees of the registrant has determined that David Downes, the Board’s Audit Committee Chairman, is an audit committee financial expert and that Mr. Downes is “independent” for purposes of this Item 3.

Item 4.  Principal Accountant Fees and Services.
(a)	Audit Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $42,900 in fiscal 2008 and $41,250 in fiscal 2007.
(b)	Audit-Related Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed $255,000 in fiscal 2008 and $110,000 in fiscal 2007 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: internal control reviews and professional services relating to FAS 123R.
(c)	Tax Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees to the registrant during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees to the registrant during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
(d)	All Other Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 100%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $255,000 in fiscal 2008 and $110,000 in fiscal 2007 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.
Item 5.  Audit Committee of Listed Registrants
Not applicable.
Item 6.  Schedule of Investments.
a) Not applicable.
b) Not applicable.
Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10.  Submission of Matters to a Vote of Security Holders.
The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards
1.	The Fund’s Governance Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.

2.	The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3.	The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:
•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.
The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4.	Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

5.	Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.
Item 11.  Controls and Procedures.
Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 12/31/2008, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.
There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.
(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Oppenheimer SMA Core Bond Fund

By:	/s/ John V. Murphy John V. Murphy
Principal Executive Officer
Date: 02/11/2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John V. Murphy John V. Murphy
Principal Executive Officer
Date: 02/11/2009

By:	/s/ Brian W. Wixted Brian W. Wixted
Principal Financial Officer
Date: 02/11/2009